EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Meltdown Massage and Body Works, Inc. ("Meltdown") on Form 10-QSB for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Melissa Schessler, President and Chief Executive Officer of Meltdown, and I, Melissa Schessler, Principal Financial Officer of Meltdown, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Meltdown.

Date: May 20, 2008

/s/ Melissa Schessler

Melissa Schessler

President and Chief Executive Officer

Date: May 20, 2008

/s/ Melissa Schessler

Melissa Schessler

Principal Financial Officer